UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
January 18, 2011
Date of Report (Date of earliest event reported)
STEWART INFORMATION SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02658 (Commission File Number)	74-1677330 (IRS Employer Identification No.)

1980 Post Oak Blvd.
Houston, Texas (Address of principal executive offices)	77056 (Zip Code)
Registrant’s telephone number, including area code: 713-625-8100
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.
     On January 18, 2011, Stewart Information Services Corporation delivered 660,000 shares of its common stock, $1.00 per share par value, that were previously authorized to be issued to Gilardi & Co. LLC in connection with the settlement of four “wage and hour” class action lawsuits filed in California state and federal courts against its subsidiary, Stewart Title of California, Inc. The shares of common stock were issued without registration under the Securities Act of 1933, as amended, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011	STEWART INFORMATION SERVICES CORPORATION
	By:	/s/ J. Allen Berryman
(J. Allen Berryman, Executive Vice President, Secretary, Treasurer and Principal Financial Officer)